Borrowings	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Borrowings
13. Borrowings
Borrowings consisted of the following:

	As of December 31,
	2019	2020
Current
Short-term borrowings:
Bank loans	419,950	127,900

	419,950	127,900
Current portion of long-term borrowings	60,000	45,000

Total current borrowings	479,950	172,900

Non-Current
Long-term borrowings:
Bank loans	90,000	845,000
Other loans	1,600,000	800,000

Total non-current borrowings	1,690,000	1,645,000

Total borrowings	2,169,950	1,817,900

As of December 31, 2019, the Group obtained short-term borrowings from five banks of RMB419,950 in aggregate. The effective interest rate of these borrowings is 3.92% to 4.57% per annum.
As of December 31, 2020, the Group obtained short-term borrowings from three banks of RMB127,900 in aggregate. The effective interest rate of these borrowings is 4.17% to 4.99% per annum.
As of December 31, 2019, the Group entered into long-term loan agreements with a bank in PRC of total principals of RMB150,000, subject to a fixed interest rate of 4.99% per annum, and with a maturity date from January 22, 2020 to November 20, 2022. As of December 31, 2019, the principal amount of RMB60,000 was due within 12 months after the reporting period and presented as current liabilities in the consolidated balance sheet. As of December 31, 2020, the principal amount of RMB45,000 was due within 12 months after the reporting period and presented as current liabilities in the consolidated balance sheet.

In May 2017, Zhaoqing XPeng obtained a facility, specified for expenditures of the construction of Zhaoqing manufacturing plant, of up to RMB1,600,000 from Zhaoqing High-tech Zone Construction Investment Development Co., Ltd.(“Zhaoqing High-tech Zone”). As of December 31, 2019, the aggregated drawdown amounted to RMB1,600,000. In December 2020, RMB800,000 out of the RMB1,600,000 borrowings from Zhaoqing High-tech Zone was repaid and concurrently a borrowing equivalently amounting to RMB800,000 was obtained from a bank in PRC, with a maturity date from December 18, 2020 to December 17, 2028. As of December 31, 2020, the effective interest rate of the RMB800,000 loans from Zhaoqing High-tech Zone and the RMB800,000 bank loans is 4.90% and 4.98% per annum, respectively. For the remaining RMB800,000 loans from Zhaoqing High-tech Zone, RMB200,000 matures on January 31, 2027 and RMB600,000 matures on January 31, 2028. Moreover, the Group received subsidies from government for interest expenses incurred associated with borrowings. For the years ended December 31, 2018, 2019 and 2020, upon the acceptance of subsidy application by government, the Group recognized the subsidies to reduce the interest expenses capitalized in the construction of Zhaoqing manufacturing plant or reduce related interest expenses as incurred if any.
Certain of the Group’s banking facilities are subject to the fulfillment of covenants relating to certain of the Group’s consolidated statement of financial position performance and results, as are commonly found in lending arrangements with financial institutions. If the Group were to breach the covenants, the drawn down facilities would become payable on demand. The Group regularly monitors its compliance with these covenants. As of December 31, 2019 and 2020, none of the covenants relating to drawn down facilities had been breached.
The carrying value of the borrowings approximates its fair value as of December 31, 2019 and 2020. The interest rates under the loan agreements with the banks were determined based on the prevailing interest rates in the market. The Group classifies the valuation techniques that use these inputs as Level II.